UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2007

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AIR WATER INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

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Nevada	000-30405	860887822
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

407 LINCOLN RD, STE 12F, MIAMI BEACH, FL 33139

(Address of Principal Executive Office) (Zip Code)

305-672-6344

(Registrant’s telephone number, including area code)

UNIVERSAL COMMUNICATION SYSTEMS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2007, the Registrant announced and filed the change of its corporate name to Air Water International Corporation. The name change was accomplished through the merger of the Registrant with Air Water International Corporation. The name change is to better reflect the direction and business of the company.

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events.

Effective October 1, 2007, the Registrant will enact a one-for-two hundred fifty reverse stock split of its issued and outstanding common stock. Each shareholder will be issued one common share in exchange for each two hundred and fifty common shares of their currently issued common stock.

In connection with the name change and reverse stock split, the Company has requested a new CUSIP number and trading symbol, both of which are pending at this time.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation, filed September 12, 2007

99.1	Press Release dated September 12, 2007 announcing the change of corporate name and reverse stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Air Water International Corporation

By:	/s/ MICHAEL ZWEBNER
Michael Zwebner Chairman

Date:  September 13, 2007

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